UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008 (April 30, 2008)

INFOSMART GROUP, INC.
(Exact name of Registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-15643 (Commission File Number)	95-4597370 (IRS Employer Identification Number)

5th Floor, QPL Industrial Building
126-140 Texaco Road
Tsuen Wan, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2944-9905

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “company,” “Infosmart,” “Registrant” refer to Infosmart Group, Inc., a California corporation.

Item 2.03 Creation of a Direct Financial Obligation

On April 30, 2008 (the “Closing Date”), the Registrant closed a $5,000,000 commercial secured lending transaction (the “Loan”) with Professional Offshore Opportunity Fund, Ltd. (“PROOF”) and Professional Traders Fund, LLC (“PTF” and together with PROOF, the “Lenders”). The Registrant entered into a Securities Purchase Agreement (“Purchase Agreement”), a copy of which is attached hereto as Exhibit 10.1, pursuant to which the Lenders loaned the Registrant an aggregate of $4,000,000 at a 20% original issue discount from the aggregate $5,000,000 principal amount. The following is a summary of all material terms of the transaction, however, any inconsistencies between the terms described in this 8-K and the transaction documents shall be governed by the transaction documents, as incorporated herein.

The Loan is evidenced by a Secured Debenture issued to PROOF with a principal amount of $4,400,000 and a Secured Debenture issued to PTF with a principal amount of $600,000 (the “Debentures”), a form of which is attached hereto as Exhibit 10.2, and secured by all of the assets of the Registrant subordinate only to bank debt, whether existing as of the Closing Date or accumulated in the future but not to exceed the aggregate amount of $12,000,000, which security interest is evidenced by a Security Agreement, a copy of which is attached hereto as Exhibit 10.4. The Debentures accrue interest at a rate of 12% per annum, payable monthly in cash or in registered shares of the Registrant’s common stock, at the Registrant’s sole option. All principal and any accrued but unpaid interest on the Debentures is due in full on April 30, 2009.

In the event of a default under the Debentures, the Lenders may accelerate the maturity of the Debentures and demand immediate payment in full, and the interest rate will increase to 18% per annum until all outstanding principal, interest, and fees are repaid in full by the Registrant. The Registrant may from time to time, on 10 trading days’ notice, prepay all or any portion of the Debentures, provided however, that the prepayment amount paid shall be 125% of the prepaid principal plus any accrued interest.

In connection with the Loan, the Registrant also issued to the Lenders 5-year warrants to purchase up to an aggregate 19,083,970 shares of the Registrant’s common stock at an exercise price of $0.262 (the “Warrants”), a form of which is attached hereto as Exhibit 10.3. The Warrant also contains a cashless exercise provision that the Lenders may utilize after six months from the Closing Date. Within 180 days of the Closing Date (“Quotation Deadline”), the Registrant must obtain a ticker symbol for the Warrants and have the Warrants quoted on the Over-the-Counter Bulletin Board (or similar exchange). If the Warrants are not quoted on the OTCBB by the Quotation Deadline, then the Registrant shall pay the Lenders the equivalent of 1.5% of the principal amount of the Loan per month, which amount shall not exceed a total amount of 18%.

In connection with the Loan, the Company paid placement agent fees of $283,000 and shall issue a 4-year warrant to purchase up to 1,335,878 shares of the Registrant’s common stock with an exercise price of $0.328 and shall pay placement agent fees of 7% of any cash proceeds received by the Registrant upon exercise of the Warrants.  Use of the net proceeds of the loan is for general corporate practices.

In connection with the Loan, the Registrant shall apply to have its common stock listed on either Nasdaq, the American Stock Exchange, or the New York Stock Exchange by May 29, 2009 (“New Listing Deadline”). If the Registrant does not meet the New Listing Deadline, then the Registrant shall pay to the Lenders the equivalent of 1% of the principal amount of the Loan, not to exceed a total amount of 10%.

Upon the earlier of (i) September 1, 2008, or (ii) the date that 100% of the Registrant’s outstanding and unconverted Series B Convertible Preferred Stock is mandatorily converted into shares of the Registrant’s common stock pursuant to the terms of the Registrant’s Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series B Convertible Preferred Stock, the Registrant has the option to restructure the loan by cancelling the Debentures and issuing to the Lenders secured convertible debentures for an aggregate principal amount of $5,000,000 (the “Restructure Debentures”), a form of which is attached hereto as Exhibit 10.6. The Registrant’s option to restructure the loan expires on September 10, 2008. If the Registrant does not opt to restructure the loan, then on September 11, 2008, the exercise price of the Warrants will automatically adjust to $0.01 per share.

The Lenders have the right to declare all of the amounts due under the Debentures or Restructure Debentures, as the case may be, immediately due and payable for any of the following reasons:

•
the nonpayment of principal, late charges or any other costs or expenses promptly when due of any amount payable under the Debentures or the nonpayment by the Registrant of any other obligation to the Lenders;

•	any default under any material provision of the Debentures (other than a payment default described above);

•	any failure of the Registrant to observe or perform any present or future agreement of any nature whatsoever with the Lenders, including, without limitation, any covenant set forth in the Debentures;

•
if the Registrant shall commence any case, proceeding or other action: (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts; or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or the Registrant shall make a general assignment for the benefit of its creditors; or (iii) there shall be commenced against the Registrant any case, proceeding or other action of a nature referred to above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action results in the entry of any order for relief or remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) the Registrant shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth; or (iv) the Registrant shall generally not, or shall be unable to, pay its debts as they become due or shall admit in writing its inability to pay its debts;

•
any representation or warranty made by the Registrant or any other person or entity under the Debentures or under any other Transaction Document, as defined in the Purchase Agreement, shall prove to have been incorrect in any material respect when made;

•
an event of default, which has not been waived or cured, or a default shall occur and be continuing under any other material agreement, document or instrument binding upon the Registrant resulting in a liability in excess of one hundred thousand dollars ($100,000) (whether or not any such event of default or default is waived by the Lenders) and including, without limitation, under any other Transaction Document, as defined in the Purchase Agreement;

•	the entry of any judgment against the Registrant or any of its property for an amount in excess of one hundred thousand dollars ($100,000) that remains unsatisfied for thirty (30) days; or

•	the sale of all or substantially all of the assets, or change in ownership or the dissolution, liquidation, merger, or consolidation of the Registrant without the Lenders’ written consent.

The Registrant and the Lenders also entered into a Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.5, under which the Registrant agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the Warrants and the shares of common stock underlying the Warrants not later than 45 days after the Closing Date and to cause such registration statement to become effective not later than 120 days after the Closing Date. The Registrant also agreed to file a registration statement with the Commission registering the resale of the shares issuable upon conversion of the Restructure Debentures, if such debentures are issued, not later than 45 days after the date the Registrant elects to restructure the loan and to cause such registration statement to become effective not later than 120 days after the date the Registrant elects to restructure the loan. If the Commission undertakes a “full review” of any of the registration statements filed in connection with this transaction, then the Registrant has 150 days, rather than 120 days, to get such registration statement effective. If the Registrant is late in its obligation to file any such registration statement, then for each 30 day period (or portion thereof) that the Registrant is late in meeting such deadlines, the Registrant shall pay the Lenders 2% of the principal amount of the Debentures or Restructure Debentures, whichever is applicable, in cash until such registration statement is declared effective. Such damages shall not exceed a total of 10% of the principal amount of the Debentures or the Restructure Debentures, whichever is applicable. The Registration Rights Agreement also provides the Lenders with piggyback registration rights.

The foregoing summary of the transaction documents are qualified in their entirety by the terms of Purchase Agreement, Form of Debenture, Form of Warrant, Security Agreement, Registration Rights Agreement, and Form of Restructure Debenture attached hereto as Exhibits 10.1 through 10.6, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures under Item 2.03 above are incorporated herein by reference.

The issuance of the securities described in Item 2.03 above is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Registrant made this determination based on the representations of the Lenders, which included, in pertinent part, that each Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that each Lender understood that the securities described in Item 2.03 above may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement, dated April 30, 2008

10.2	Form of Secured Debenture

10.3	Form of Warrant

10.4	Security Agreement, dated April 30, 2008

10.5	Registration Rights Agreement, dated April 30, 2008

10.6	Form of Secured Convertible Debenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSMART GROUP, INC. (Registrant)

Date: May 5, 2008	By:	/s/ Parker Seto
Parker Seto, Chief Executive Officer and President